                                                               EXHIBIT 10.8

    _______________________________________________________________________

                          DAL-TILE INTERNATIONAL INC.

                                  as Issuer,

                                      and

                                CITIBANK, N.A.,

                                  as Trustee

                          __________________________

                         FIRST SUPPLEMENTAL INDENTURE

                          Dated as of August 1, 1996

                            To the Indenture dated
                             as of August 11, 1993

              Senior Secured Zero Coupon Notes Due July 15, 1998

    _______________________________________________________________________

          FIRST SUPPLEMENTAL INDENTURE, dated as of August 1, 1996 (this "First
                                                                          -----
Supplemental Indenture"), between Dal-Tile International Inc., a Delaware
- ----------------------
corporation (the "Company"), and Citibank, N.A., as Trustee (the "Trustee").
                  -------                                         -------

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture (the "Indenture"), dated as of August 11, 1993, providing
                           ---------
for the issuance by the Company of its Senior Secured Zero Coupon Notes Due July 15, 1998 (the "Notes"); and
               -----

          WHEREAS, Section 902 of the Indenture provides that the Company, when authorized by a resolution of the Board of Directors, and the Trustee, together with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, may enter into a supplemental indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or the Pledge Agreement (as defined in the Indenture), subject to certain exceptions specified in Section 902 of the Indenture; and

          WHEREAS, in accordance with Article 11 of the Indenture, the Company has called $32,600,000 principal amount at maturity of the Notes for redemption (such Notes to be redeemed, the "Redeemed Notes") on August 6, 1996 (the
                                 --------------
"Redemption Date"), pursuant to a Notice of Redemption delivered on July 2, 1996
 ---------------
and has deposited with the Trustee monies sufficient to effect the redemption of the Redeemed Notes at the Redemption Date, such that the Redeemed Notes are not Outstanding for purposes of the Indenture; and

          WHEREAS, there are now Outstanding under the Indenture Notes in principal amount at maturity of $100,600,000; and

          WHEREAS, the parties hereto are entering into this First Supplemental Indenture to (i) eliminate certain of the definitions contained in Article 1 of the Indenture, (ii) amend and/or eliminate certain provisions contained in Articles 5, 8, 10 and 13 of the

Indenture and (iii) terminate the Pledge Agreement (together, the "Proposed
                                                                   --------
Amendments"); and
- ----------

          WHEREAS, the Holders of a majority in aggregate principal amount of the Outstanding Notes have duly consented to the Proposed Amendments; and

          WHEREAS, the Company has heretofore delivered or is delivering contemporaneously herewith to the Trustee (i) a copy of resolutions of the Company's Board of Directors authorizing the execution of this First Supplemental Indenture, (ii) evidence of the consent of the Holders of Notes described in the immediately preceding clause and (iii) an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent to the execution and delivery of this First Supplemental Indenture have been complied with; and

          WHEREAS, all other acts and things necessary to make this First Supplemental Indenture a valid, binding and enforceable instrument and all of the conditions and requirements set forth in Section 902 of the Indenture have been performed and fulfilled and the execution and delivery of this First Supplemental Indenture have been in all respects duly authorized.

          NOW, THEREFORE, in consideration of the premises and notwithstanding any provisions of the Indenture which, absent this First Supplemental Indenture, might operate to limit such action, the parties have executed and delivered this First Supplemental Indenture, and the Company does hereby covenant and agree with the Trustee for the benefit of the Holders, from time to time, of the Notes issued under the Indenture, as follows:

          SECTION 1.  Definitions.  (a) For all purposes of this First
                      -----------
Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the terms used herein shall have the meanings assigned to them in the Indenture.

          (b) Any defined terms and any references thereto which are used solely in the sections deleted by operation of Sections 2, 3 and 4 of this First Supplemental Indenture are hereby deleted in their entireties from Section 101 of the Indenture.

          SECTION 2.  Elimination and Amendment of Certain Provisions of Article
                      ----------------------------------------------------------
10 of the Indenture.  (a) Sections 1008, 1009, 1010, 1011, 1012 and 1014 are
- -------------------
hereby deleted in their entireties together with any references thereto in the Indenture including, without limitation, all references thereto, direct or indirect, in Article 5 of the Indenture.
          (b) Section 1016 of the Indenture is hereby amended to read as follows:

               "The Company covenants to file with the Trustee copies of annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations."

          SECTION 3.  Amendment of Certain Provisions of Article 8 of the
                      ---------------------------------------------------
Indenture.  Section 801 of the Indenture is hereby amended to delete clauses (2)
- ---------
through (7) and the two paragraphs immediately following clause (7) thereof.

          SECTION 4.  Elimination of Article 13 of the Indenture and Termination
                      ----------------------------------------------------------
of the Pledge Agreement.  (a) Article 13 is hereby deleted in its entirety
- -----------------------
together with any references thereto in the Indenture, including, without limitation, all references thereto, direct or indirect, in Article 5 of the Indenture.

          (b) The Pledge Agreement shall be terminated in its entirety together with any references thereto in the Indenture, including, without limitation, all references thereto, direct or indirect, in Article 5 of the Indenture. All collateral held by the Trustee pursuant to the Pledge Agreement shall, concurrently with the date on which this First Supplemental Indenture shall become operative in accordance with Section 5 hereof, be released and delivered by the Trustee to the Company, without representation or warranty.

          SECTION 5.  Operation of Proposed Amendments.  Upon the execution and
                      --------------------------------
delivery of this First Supplemental Indenture by the Trustee and the Company, the First Supplemental Indenture will become effective but Sections 1, 2, 3 and 4 of this First Supplemental Indenture will not become operative until such time as the Notes validly tendered pursuant to the Company's Offer to Purchase and Consent Solicitation Statement dated July 17, 1996 (as further amended, modified or supplemented from time to time, the "Statement") are accepted for purchase by
                                        ---------
the Company in accordance with such Statement.

          SECTION 6.  Concerning the Trustee.  The Trustee accepts the trusts of
                      ----------------------
the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same, but only upon the terms and conditions set forth in the Indenture, as supplemented by this First Supplemental Indenture, to which the parties hereto and the Holders from time to time of the Notes agree and, except as expressly set forth in the Indenture, shall incur no liability or responsibility in respect thereof. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of the Company. The Trustee makes no representation and shall have no responsibility as to the validity or sufficiency of this First Supplemental Indenture.

          SECTION 7.  Miscellaneous.  (a) Except as hereby expressly amended,
                      -------------
the Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.
          (b) All agreements of the Company in this First Supplemental Indenture shall bind its successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.
          (c) THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS DOCTRINE.
          (d) If and to the extent that any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included herein or in the Indenture by the Trust Indenture Act of 1939, as amended such required provision shall control.
          (e) The titles and headings of the sections of this First Supplemental Indenture are for convenience only and shall not affect the construction hereof.
          (f) This First Supplemental Indenture may be executed in counterparts, each of which shall be an original; provided, however, that such counterparts
                                    --------  -------
shall together constitute one and the same instrument.
          (g) In case any provision of this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or of the Indenture shall not in any way be affected or impaired thereby.

        IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.


                              DAL-TILE INTERNATIONAL INC.

                              By: /s/Richard Sewell
                                 --------------------------
                                  Name:  Richard Sewell
                                  Title: Vice President/Treasury

  ATTEST

By:
   --------------------------
   Name:
   Title:


                              CITIBANK, N.A., as Trustee

                              By: /s/Louis A. Piscitelli
                                 ---------------------------
                                  Name: Louis A. Piscitelli
                                  Title: Senior Trust Officer


  ATTEST

By: /s/Wafaa Orfy
   --------------------------
   Name: Wafaa Orfy
   Title: Senior Trust Officer



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